UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 4, 2023

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 4, 2023, Thomas A. Fanning, Chairman, President, and Chief Executive Officer of The Southern Company (the “Company”), notified the Company of his intention to retire from his positions as President and Chief Executive Officer of the Company. In connection with Mr. Fanning’s retirement, the Board of Directors of the Company (the “Board”) approved the following succession matters. The Board (1) accepted Mr. Fanning’s retirement as (a) President, effective March 31, 2023, and (b) Chief Executive Officer, effective immediately following the conclusion of the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), and (2) elected Christopher C. Womack as (a) President of the Company and a member of the Company’s Board of Directors, each effective March 31, 2023, and (b) Chief Executive Officer of the Company, effective immediately following the conclusion of the Annual Meeting. Mr. Fanning will serve as Executive Chairman of the Company immediately following the conclusion of the Annual Meeting. Mr. Womack will remain Chairman, President, and Chief Executive Officer of Georgia Power Company (“Georgia Power”) until March 31, 2023.
Mr. Womack, 64, has served as Chairman and Chief Executive Officer of Georgia Power since June 2021 and President of Georgia Power since November 2020. Previously, Mr. Womack served as Executive Vice President and President of External Affairs of the Company from January 2009 to October 2020. Mr. Womack is also a director of Essential Utilities, Inc. and Invesco Ltd. Mr. Womack’s industry knowledge and extensive experience with the Company and its subsidiaries make him well-qualified to serve on the Board.
In addition, on January 4, 2023, Stephen E. Kuczynski resigned, effective March 31, 2023, from his position as President of Southern Nuclear Operating Company, Inc. (“Southern Nuclear”). Mr. Kuczynski will remain Chairman and Chief Executive Officer of Southern Nuclear.
Compensation decisions for Mr. Fanning, Mr. Kuczynski, and Mr. Womack in their new roles have not yet been made; once available, any material changes to their compensation will be reported by an amendment to this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2023	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
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